UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)             August 21, 2017

AMERICAN NATIONAL INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Texas	001-34280	74-0484030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

One Moody Plaza Galveston, Texas		77550-7999
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (409) 763-4661

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective August 21, 2017, John J. Dunn, Jr., Executive Vice President, Chief Financial Officer and Treasurer, is no longer with American National Insurance Company (the “Company”).

On August 24, 2017, the Executive Committee of the Company’s Board of Directors appointed Timothy A. Walsh, age 55, as the Company’s Executive Vice President, CFO, Treasurer and ML and P&C Operations. Prior to his appointment earlier this year as the Company’s Executive Vice President, Multiple Line and Property and Casualty Operations, Mr. Walsh served as Senior Vice President, Chief Operating Officer, Multiple Line (2015-2017); President and Chief Executive Officer of American National Property and Casualty Company (2016-present); President and Chief Executive Officer of the Company’s Farm Family insurance company subsidiaries (2003-present); and Executive Vice President, Chief Financial Officer and Treasurer of the Farm Family companies (2000-2003). Prior to joining the Farm Family companies in 1995, Mr. Walsh held chief financial officer and corporate controller positions with two corporations unrelated to the Company, and he was a Senior Manager at KPMG Peat Marwick. Although Mr. Walsh will continue to have overall responsibility for Multiple Line and property and casualty operations, it is expected that other Company officers will assume additional responsibilities to assist him in such operations.

It is the Company’s policy not to enter into employment agreements with its officers, and there are no arrangements or understandings pursuant to which Mr. Walsh was appointed as Chief Financial Officer. Mr. Walsh has no related party transactions reportable under Item 404(a) of Regulation S-K and no family relationships with any of the Company’s directors or officers.

Subject to his execution of a general release of claims, it is expected that Mr. Dunn will receive a severance payment consisting of twenty-one weeks of salary, representing three weeks for each of his seven years of service, as well as any accrued paid time off and floating holiday time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN NATIONAL INSURANCE COMPANY

By:	/s/ James E. Pozzi
	Name:	James E. Pozzi
	Title:	President and Chief Executive Officer

Date: August 24, 2017